UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2013

LivePerson, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-30141	13-3861628
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Tenth Avenue, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 609-4200

_____________________ (Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the current report on Form 8-K filed by the Registrant on May 8, 2013 to include the updated press release that is attached hereto as Exhibit 99.1. The number of deals signed with new and existing customers, as reported in the press release attached to the original Form 8-K filing, was reported as 123 when, in actuality, the correct number was 149. A copy of the corrected press release, which was issued on May 10, 2013, is furnished and attached hereto.

Item 2.02. Results of Operations and Financial Condition.

On May 8, 2013, LivePerson, Inc. (the “Registrant”) issued a press release announcing its results of operations and financial condition for the quarter ended March 31, 2013. A copy of the press release was furnished as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on May 8, 2013. The number of deals signed with new and existing customers, as reported in the press release attached to the original Form 8-K filing, was reported as 123 when, in actuality, the correct number was 149. A copy of the corrected press release, which was issued on May 10, 2013, is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following documents are included as exhibits to this report:

99.1	Corrected press release dated May 8, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC.
(Registrant)

Date: May 10, 2013	By:	/s/ DANIEL R. MURPHY
Daniel R. Murphy Chief Financial Officer

EXHIBIT INDEX

99.1	Corrected press release dated May 8, 2013.